                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 12, 1996 in the Registration Statement (Form S-1 No. 333-06051) and related Prospectus of Voxel for the registration of 2,990,000 shares of its common stock.


                                          ERNST & YOUNG LLP

Orange County, California

July 31, 1996